SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2001

                             THE WIDECOM GROUP, INC.
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             (Exact name of registrant as specified in its charter)

      ONTARIO, CANADA                    001-13588               98-0139939
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(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)

      37 GEORGE STREET NORTH, SUITE 103, BRAMPTON, ONTARIO, CANADA L6X 1R5
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               (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code............. (905) 712-0505

          72 DEVON ROAD, UNIT #17/18, BRAMPTON, ONTARIO, CANADA L6T 5B4
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         (Former name or former address, if changed since last report.)
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Item 5. Other Events and Regulation FD Disclosure

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      After the market closed on Tuesday, January 30, 2001, The WideCom Group,
Inc. (the "Company") received a Nasdaq staff determination which stated that the Company had failed to comply with Nasdaq requirements for continued listing on the Nasdaq SmallCap Market. A copy is annexed hereto as Exhibit "10.1."

      The staff determination indicated that the Company's securities would be delisted at the open of business on Wednesday, February 7, 2001 in view of the fact that the Company has not provided a definitive plan evidencing its ability to achieve compliance with the continued listing requirements.

      The Company is appealing the staff's determination to delist its securities. The Company has requested and has been granted a hearing before a Nasdaq Listing Qualifications Panel which will take place on Friday, March 16, 2001. The Company has submitted and intends to present to Nasdaq at the hearing, the details of the Company's plans. Any delisting of the Company's securities has been stayed pending the outcome of such hearing.

      The Company was also notified that in view of the fact that its Common Stock had failed to maintain a minimum bid price of $1.00 over the preceding 30 consecutive trading days as required by the Nasdaq SmallCap Market under Marketplace Rule 4310(c)(8)(B), the Company had 90 calendar days or until April 30, 2001 to regain compliance.

      Pursuant to Nasdaq Marketplace Rule 4815 (b), the Company released a press release on February 2, 2001 disclosing receipt of the staff determination.

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Item 7. Financial Statements and Exhibits.

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10.1 Nasdaq Staff Determination Letter to R. David Murray, Esq. Corporate
Counsel to The Widecom Group, Inc.

99.1 Press Release dated February 2, 2001

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The WideCom Group, Inc.,


Date: March 1, 2001                     By: /s/ Raja Tuli
                                           -------------------------------------
                                           Raja Tuli, President

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                                  EXHIBIT INDEX

Exhibit
Number                  Description of Exhibit                         Location
-------                 ----------------------                         --------

10.1                    Nasdaq Staff Determination Letter              Exhibit A
                        to R. David Murray, Esq. Corporate
                        Counsel to The Widecom Group, Inc.

99.1                    Press Release dated February 2, 2001           Exhibit B